UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

Northfield Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey		07001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events

On February 22, 2012, the Board of Directors of Northfield Bancorp, Inc. (the Company) declared a $0.06 per common share cash dividend payable on March 21, 2012, to stockholders of record as of March 7, 2012. The Board of Directors of Northfield Bancorp, MHC has also elected to waive its dividend from the Company. The dividend was declared prior to the end of the current quarter to ensure Northfield Bancorp, MHC’s dividend waiver complies with its dividend waiver approval from the Federal Reserve Board. The Company is in the process of evaluating the timing of future dividend payments.

Item 9.01.	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: February 24, 2012	By:	/s/ Steven M. Klein
Steven M. Klein
Chief Operating Officer and Chief Financial Officer